AMENDMENT NO. 16
TO THE
FIRST RESTATED
MASTER DISTRIBUTION AGREEMENT
(ALL CLASSES OF SHARES EXCEPT CLASS B SHARES)
     The First Restated Master Distribution Agreement (all Classes of shares except Class B Shares) (the “Agreement”) made as of the 18th day of August, 2003, as subsequently amended, and as restated the 20th day of September, 2006, by and between each registered investment company set forth on Schedule A to the Agreement (each individually referred to as “Fund”, or collectively, “Funds”), severally, on behalf of each of its series of beneficial interest set forth on Schedule A to the Agreement, (each, a “Portfolio”), with respect to each class of shares except Class B Shares (the “Shares”) of each Portfolio, and INVESCO AIM DISTRIBUTORS, INC., a Delaware corporation (the “Distributor”), is hereby amended to reflect the addition of Class S shares to AIM Charter Fund, AIM Summit Fund, AIM Conservative Allocation Fund, AIM Growth Allocation Fund and AIM Moderate Allocation Fund;
     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:
“SCHEDULE A
TO
FIRST RESTATED
MASTER DISTRIBUTION AGREEMENT
(ALL CLASSES OF SHARES EXCEPT CLASS B SHARES)

AIM COUNSELOR SERIES TRUST
AIM Core Plus Bond Fund -	Class A
Class C
Class R
Class Y
Institutional Class
AIM Floating Rate Fund -	Class A
Class C
Class R
Class Y
Institutional Class
AIM Multi-Sector Fund -	Class A
Class C
Class Y
Institutional Class
AIM Select Real Estate Income Fund -	Class A
Class C
Class Y
Institutional Class

AIM Structured Core Fund -	Class A
Class C
Class R
Class Y
Institutional Class
Investor Class
AIM Structured Growth Fund -	Class A
Class C
Class R
Class Y
Institutional Class
AIM Structured Value Fund -	Class A
Class C
Class R
Class Y
Institutional Class
AIM EQUITY FUNDS
AIM Capital Development Fund -	Class A
Class C
Class R
Class Y
Institutional Class
Investor Class
AIM Charter Fund -	Class A
Class C
Class R
Class S
Class Y
Institutional Class
AIM Constellation Fund -	Class A
Class C
Class R
Class Y
Institutional Class
AIM Disciplined Equity Fund -	Class Y
AIM Diversified Dividend Fund -	Class A
Class C
Class R
Class Y
Institutional Class
Investor Class

AIM Large Cap Basic Value Fund -	Class A
Class C
Class R
Class Y
Institutional Class
Investor Class
AIM Large Cap Growth Fund -	Class A
Class C
Class R
Class Y
Institutional Class
Investor Class
AIM Summit Fund -	Class A
Class C
Class P
Class S
Class Y
Institutional Class
AIM FUNDS GROUP
AIM Basic Balanced Fund -	Class A
Class C
Class R
Class Y
Institutional Class
Investor Class
AIM European Small Company Fund -	Class A
Class C
Class Y
AIM Global Core Equity Fund -	Class A
Class C
Class Y
Institutional Class
AIM International Small Company Fund -	Class A
Class C
Class Y
Institutional Class
AIM Mid Cap Basic Value Fund -	Class A
Class C
Class R
Class Y
Institutional Class

AIM Select Equity Fund -	Class A
Class C
Class Y
AIM Small Cap Equity Fund -	Class A
Class C
Class R
Class Y
Institutional Class
AIM GROWTH SERIES
AIM Basic Value Fund -	Class A
Class C
Class R
Class Y
Institutional Class
AIM Conservative Allocation Fund -	Class A
Class C
Class R
Class S
Class Y
Institutional Class
AIM Global Equity Fund -	Class A
Class C
Class R
Class Y
Institutional Class
AIM Growth Allocation Fund -	Class A
Class C
Class R
Class S
Class Y
Institutional Class
AIM Income Allocation Fund -	Class A
Class C
Class R
Class Y
Institutional Class
AIM Independence Now Fund -	Class A
Class C
Class R
Class Y
Institutional Class

AIM Independence 2010 Fund -	Class A
Class C
Class R
Class Y
Institutional Class
AIM Independence 2020 Fund -	Class A
Class C
Class R
Class Y
Institutional Class
AIM Independence 2030 Fund -	Class A
Class C
Class R
Class Y
Institutional Class
AIM Independence 2040 Fund -	Class A
Class C
Class R
Class Y
Institutional Class
AIM Independence 2050 Fund -	Class A
Class C
Class R
Class Y
Institutional Class
AIM International Allocation Fund -	Class A
Class C
Class R
Class Y
Institutional Class
AIM Mid Cap Core Equity Fund -	Class A
Class C
Class R
Class Y
Institutional Class
AIM Moderate Allocation Fund -	Class A
Class C
Class R
Class S
Class Y
Institutional Class

AIM Moderate Growth Allocation Fund -	Class A
Class C
Class R
Class Y
Institutional Class
AIM Moderately Conservative Allocation Fund -	Class A
Class C
Class R
Class Y
Institutional Class
AIM Small Cap Growth Fund -	Class A
Class C
Class R
Class Y
Institutional Class
Investor Class
AIM INTERNATIONAL MUTUAL FUNDS
AIM Asia Pacific Growth Fund -	Class A
Class C
Class Y
AIM European Growth Fund -	Class A
Class C
Class R
Class Y
Investor Class
AIM Global Growth Fund -	Class A
Class C
Class Y
Institutional Class
AIM Global Small & Mid Cap Growth Fund -	Class A
Class C
Class Y
Institutional Class
AIM International Core Equity Fund -	Class A
Class C
Class R
Class Y
Institutional Class
Investor Class

AIM International Growth Fund -	Class A
Class C
Class R
Class Y
Institutional Class
AIM INVESTMENT FUNDS
AIM Balanced-Risk Allocation Fund -	Class A
Class C
Class R
Class Y
Institutional Class
AIM China Fund -	Class A
Class C
Class Y
Institutional Class
AIM Developing Markets Fund -	Class A
Class C
Class Y
Institutional Class
AIM Global Health Care Fund -	Class A
Class C
Class Y
Investor Class
AIM International Total Return Fund -	Class A
Class C
Class Y
Institutional Class
AIM Japan Fund -	Class A
Class C
Class Y
Institutional Class
AIM LIBOR Alpha Fund -	Class A
Class C
Class R
Class Y
Institutional Class
AIM Trimark Endeavor Fund -	Class A
Class C
Class R
Class Y
Institutional Class

AIM Trimark Fund -	Class A
Class C
Class R
Class Y
Institutional Class
AIM Trimark Small Companies Fund -	Class A
Class C
Class R
Class Y
Institutional Class
AIM INVESTMENT SECURITIES FUNDS
AIM Core Bond Fund -	Class A
Class C
Class R
Class Y
Institutional Class
AIM Dynamics Fund -	Class A
Class C
Class R
Class Y
Institutional Class
Investor Class
AIM Global Real Estate Fund -	Class A
Class C
Class R
Class Y
Institutional Class
AIM High Yield Fund -	Class A
Class C
Class Y
Institutional Class
Investor Class
AIM Income Fund -	Class A
Class C
Class R
Class Y
Institutional Class
Investor Class
AIM Limited Maturity Treasury Fund -	Class A
Class A3
Class Y
Institutional Class

AIM Money Market Fund -	AIM Cash Reserve Shares
Class C
Class R
Class Y
Institutional Class
Investor Class
AIM Municipal Bond Fund -	Class A
Class C
Class Y
Investor Class
AIM Real Estate Fund -	Class A
Class C
Class R
Class Y
Institutional Class
Investor Class
AIM Short Term Bond Fund -	Class A
Class C
Class R
Class Y
Institutional Class
AIM U.S. Government Fund -	Class A
Class C
Class R
Class Y
Institutional Class
Investor Class
AIM SECTOR FUNDS
AIM Energy Fund -	Class A
Class C
Class Y
Institutional Class
Investor Class
AIM Financial Services Fund -	Class A
Class C
Class Y
Investor Class
AIM Gold & Precious Metals Fund -	Class A
Class C
Class Y
Investor Class

AIM Leisure Fund -	Class A
Class C
Class R
Class Y
Investor Class
AIM Technology Fund -	Class A
Class C
Class Y
Institutional Class
Investor Class
AIM Utilities Fund -	Class A
Class C
Class Y
Institutional Class
Investor Class
AIM TAX-EXEMPT FUNDS
AIM High Income Municipal Fund -	Class A
Class C
Class Y
Institutional Class
AIM Tax-Exempt Cash Fund -	Class A
Class Y
Investor Class
AIM Tax-Free Intermediate Fund -	Class A
Class A3
Class Y
Institutional Class
AIM TREASURER’S SERIES TRUST
Premier Portfolio -	Investor Class
Premier Tax-Exempt Portfolio -	Investor Class
Premier U.S. Government Money Portfolio -	Investor Class”

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.
Dated: September 25, 2009

AIM COUNSELOR SERIES TRUST
AIM EQUITY FUNDS
AIM FUNDS GROUP
AIM GROWTH SERIES
AIM INTERNATIONAL MUTUAL FUNDS
AIM INVESTMENT FUNDS
AIM INVESTMENT SECURITIES FUNDS
AIM SECTOR FUNDS
AIM TAX-EXEMPT FUNDS
on behalf of the Shares of each Portfolio listed on Schedule A

By:	/s/ John M. Zerr John M. Zerr Senior Vice President

AIM TREASURER’S SERIES TRUST on behalf of the Shares of each Portfolio listed on Schedule A

By:	/s/ John M. Zerr

John M. Zerr Senior Vice President

INVESCO AIM DISTRIBUTORS, INC.

By:	/s/ John S. Cooper

John S. Cooper President